4th Quarter and Fiscal Year 2017 Earnings Presentation November 29, 2017 Nasdaq: OCSL Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of our Investment Adviser to find lower-risk investments to reposition our portfolio and to implement our Investment Adviser’s future plans with respect to our business; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein is dated as of September 30, 2017.

Managed by Oaktree Capital Management Assets Under Management ($ in billions)2 ($ in billions) Investment Areas1 Historical Assets Under Management Founded in 1995, Oaktree is a leading global investment management firm focused on credit investing Applies a contrarian, value-oriented and risk-controlled investment strategy across a variety of asset classes Assets under management of $99.5 billion as of September 30, 2017 Manages assets for a wide variety of clients including many of the most significant investors in the world 75 of the 100 largest U.S. pension plans The main pension fund of 38 states in the United States Over 400 corporations Over 350 university, charitable and other endowments and foundations Over 350 non-U.S. institutional investors and 16 sovereign wealth funds Corporate Debt $41.1 Distressed Debt $25.3 Control Investing $14.5 Real Estate $8.8 Convertible Securities $5.5 Listed Equities $4.3 As of September 30, 2017 1Includes offices of affiliates of Oaktree-managed funds. Oaktree headquarters is based in Los Angeles. 2Assets under management presented above exclude $75 million of assets in the Japan Opportunities strategy.

The Oaktree Advantage Scale Premier credit manager and leader among alternative investment managers for more than 20 years $99.5 billion in assets under management; 70% in credit strategies A team of more than 250 highly experienced investment professionals with significant origination, structuring and underwriting expertise Relationships Trusted partner to financial sponsors and management teams based on long-term commitment and focus on lending across economic cycles Strong market presence and established relationships with many sources of investment opportunities – private equity sponsors, capital raising advisers and borrowers Access to proprietary deal flow and first look at investment opportunities Track Record Disciplined portfolio management approach demonstrated across market cycles Long history of private credit investing $10 billion invested in over 200 directly originated loans since 2005 Flexibility Expertise to structure comprehensive, flexible and creative credit solutions for companies of all sizes across numerous industry sectors Capacity to invest in large deals and to sole underwrite transactions

Oaktree Specialty Lending Investment Objectives A specialty finance company dedicated to providing customized, one-stop credit solutions  Lender to companies with limited access to public or syndicated capital markets, including stressed or challenged businesses Opportunistically invest across the capital structure – first and second lien, junior unsecured, mezzanine or preferred equity, as well as structured finance or other non-traditional structures Seek to opportunistically take advantage of dislocations in financing markets and situations that may benefit from our deep credit and structuring expertise Seek to generate capital appreciation and income via secondary investments at discounts to par in either private or syndicated transactions Emphasis on fundamental credit analysis, consistency and downside protection are key tenets of Oaktree’s investment philosophy, all of which are strongly aligned with the interests of Oaktree Specialty Lending stockholders

Fourth Quarter and Fiscal Year 2017 Highlights Q4 Results of Operations Net investment income of $11.5 million, or $0.08 per share $155.8 million in new investment commitments $168.0 million in fundings $243.3 million in prepayments and exits FY 2017 Results of Operations Net investment income of $72.7 million, or $0.51 per share $574.9 million in new investment commitments $568.3 million in fundings $800.9 million in prepayments and exits Dividends of $0.465 per share As of September 30, 2017 $1.6 billion Highlights Total Assets Cash and Cash Equivalents $53.0 million $6.16 Net Asset Value Per Share Total Leverage Ratio 0.78x debt-to-equity Note: Results contained herein occurred during management by Fifth Street Management LLC

Portfolio Summary as of September 30, 2017 (As % of total portfolio, at fair value) (As % of total portfolio, at fair value) Portfolio Composition Top 10 Industries $1.5B Portfolio invested in 125 companies 9.6% Weighted average yield on debt investments 83.6% Of the debt portfolio consists of floating-rate loans

OAKTREE
OCSL | Specialty Lending Corporation

Historical Financial Information

($ in thousands, except per share data)

Operating Results	Q4'17 Sep-17	Q3'17 Jun-17	Q2'17 Mar-17	Q1'17 Dec-16	Q4'16 Sep-16
Net investment income	$11,464	$19,390	$18,504	$23,294	$25,695
Net realized and unrealized depreciation on investments	(136,933)	(25,447)	(9,703)	(97,536)	(29,128)
Net increase/decrease in net assets resulting from operations	**$(125,469)**	**$(6,057)**	**$8,801**	**$(74,242)**	**$(3,433)**
Net investment income per common share	$0.08	$0.14	$0.13	$0.16	$0.18
Net realized and unrealized depreciation per share	(0.97)	(0.18)	(0.07)	(0.68)	(0.20)
Earnings (loss) per share – basic	$(0.89)	**$(0.04)**	**$0.06**	**$(0.52)**	**$(0.02)**
Earnings (loss) per share – diluted	$(0.89)	$(0.04)	$0.06	$(0.52)	$(0.02)
Distributions per common share	$0.125	$0.02	$0.14	$0.18	$0.18
Select Balance Sheet and Other Data					
Investment Portfolio (at fair value)	$1,541,755	$1,790,538	$1,788,686	$1,951,742	$2,165,491
Total Debt Outstanding	675,366	910,734	887,578	1,070,599	1,149,336
Total Net Assets	867,657	1,010,750	1,019,626	1,030,272	1,142,288
Net Asset Value per share	$6.16	$7.17	$7.23	$7.31	$7.97
Regulatory Leverage[1]	0.78x	0.76x	0.73x	0.84x	0.83x
Total Leverage (incl. SBA debt)	0.78x	0.90x	0.87x	1.04x	1.01x
Shares Outstanding (in thousands)	140,961	140,961	140,961	140,961	143,259
Number of Portfolio Companies, at period end	125	133	113	123	129
Weighted Average Yields, at period end					
Debt Investments Total[2]	9.6%	10.3%	10.4%	10.3%	10.4%
Cash Component	8.5%	9.1%	9.1%	9.1%	9.6%

[1] Regulatory leverage ratio, excluding the debentures issued by our small business investment company ("SBIC") subsidiaries, which were paid off in full in Q4'17
[2] Including our share of the return on SLF JV I debt investments.
Note: Results contained herein occurred during management by Fifth Street Management LLC.

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OAKTREE
OCSL | Specialty Lending Corporation

Historical Portfolio Metrics

($ in thousands)

	As of and for Three Months Ended				
	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16
	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16
Investments at Fair Value	$1,541,755	$1,790,540	$1,788,690	$1,951,740	$2,165,490
Number of Portfolio Companies	125	133	133	123	129
Average Portfolio Company Debt Investment Size	$16,400	$16,000	$19,400	$19,000	$19,700
Asset Class:					
Senior Secured Debt	78.0%	74.1%	74.6%	77.6%	78.0%
Subordinated Debt	6.1%	8.2%	7.4%	6.7%	7.2%
Equity	5.5%	8.3%	8.6%	7.3%	7.1%
Senior Loan Fund JV	8.7%	7.9%	7.9%	7.2%	6.6%
Limited Partnership interests	1.7%	1.5%	1.5%	1.3%	1.0%
Interest Rate Type:					
% Floating-Rate	83.6%	79.5%	78.9%	81.0%	80.9%
% Fixed-Rate	16.4%	20.5%	21.1%	19.0%	19.1%
Yields at Fair Value unless otherwise noted:					
Weighted Average Total Yield of Debt and Income Producing Securities at Amortized Cost	9.6%	10.3%	10.4%	10.3%	10.4%
Weighted Average Cash Component of Interest Rate of Debt and Income Producing Securities	8.5%	9.1%	9.1%	9.1%	9.6%
Investment Activity at Par:					
New Investment Commitments	$155,800	$188,100	$112,700	$118,300	$123,000
New Funded Investment Activity	$168,000	$192,300	$103,900	$104,200	$102,000
New Investment Commitments at Par:					
Number of New Investment Commitments in New and Existing Portfolio Companies	14	28	7	8	10
Average New Investment Commitment	$11,129	$6,718	$16,100	$14,788	$12,300

Note: Results contained herein occurred during management by Fifth Street Management LLC.

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Portfolio Credit Quality and Funding Q4’17 Q3’17 Sep-17 Jun-17 Non-Accrual Investments at Fair Value $67,015 $89,275 Non-Accrual Investments/Total Investments at Fair Value 4.7% 5.6% ($ in thousands) (1) Principal balance outstanding. Note: Results contained herein occurred during management by Fifth Street Management LLC. Sources of Funding Non-Accrual – Debt Investments Funding Source Capacity Outstanding Interest Rate Maturity Syndicated Credit Facility led by ING $525 million $226.5 million LIBOR+225 bps August 2018 Sumitomo Mitsui Bank Credit Facility $125 million $29.5 million LIBOR+200 bps August 2018 Unsecured Notes (Three separate issues) $411 million $410.9 million(1) 4.875% - 6.125% March 2019 – April 2028 (as of September 30, 2017)

Contact: Michael Mosticchio, Investor Relations ocsl-ir@oaktreecapital.com Investment Objectives – OCSL vs. OCSI